EXHIBIT 99.1
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SUNTERRA(R)



CONTACT:   MARILYN WINDSOR
           (702) 304-7149

FOR IMMEDIATE RELEASE
SEPTEMBER 14, 2006


          SUNTERRA CORPORATION ENGAGES CHANIN CAPITAL PARTNERS TO SELL
            SUNTERRA EUROPE; FORMS STRATEGIC ALTERNATIVES COMMITTEE;
          RESTRUCTURES INTERIM MANAGEMENT'S COMPENSATION TO ALIGN WITH
              SHAREHOLDER INTERESTS; HIRES VETERAN ACCOUNTING AND
                        RESTRUCTURING SPECIALIST AS COO

LAS VEGAS, SEPTEMBER 14, 2006 - The Board of Directors of SUNTERRA CORPORATION (PINK SHEETS: SNRR) today announced that the company has put its European operations up for sale. The Board made its final decision to sell the business based on its and management's determination that the European operations were not strategic, and Chanin Capital Partner's conclusion that the best strategic alternative was a sale. As a result, the company has engaged Chanin to begin the European sale process immediately. To facilitate this process and the overall strategic alternatives review and implementation, the Board formed a Strategic Alternatives Committee and appointed John Ziegelman as its Chairman. The company also announced that it has restructured interim management's compensation and named Steven Varner, a Managing Director at Alvarez & Marsal LLC, as interim Chief Operating Officer, replacing Keith Maib.

EUROPEAN OPERATIONS TO BE SOLD AS GOING CONCERN
Earlier this year, Sunterra retained Chanin to assess, value and assist the Board of Directors in considering strategic alternatives with respect to the European operations. During this same time period, the European business has been streamlined and restructured. Unprofitable marketing and sales channels have been eliminated and ongoing general and administrative expenses have been greatly reduced.

As a result of the above and in connection with Chanin's recommendation to sell the business, the Board has officially put the subsidiary up for sale. The streamlined Sunterra Europe--its member base, inventory, management contracts, property, plant and equipment, and re-focused sales and marketing organization--will be marketed by Chanin beginning immediately. During the course of its advisory work, Chanin was approached by several potential strategic acquirers expressing their interest to pursue a transaction for Sunterra Europe. Chanin has commenced the formal sale process for Sunterra Europe, including further discussions with these potential acquirers, and will solicit additional interest.

STRATEGIC ALTERNATIVES COMMITTEE FORMED
To expedite the review and analysis of the company's strategic alternatives for maximizing shareholder value and the sale of Europe, the Board has formed a three-member Strategic Alternatives Committee. In addition to Mr. Ziegelman, James A. Weissenborn, interim President and Chief Executive Officer, and James
H. Dickerson, Jr., Chairman of the Audit Committee, will make up the balance of the Committee. The Committee's mandate is to work with the company's advisors

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and make recommendations to the Board on all matters pertaining to the sale process for Sunterra Europe and to work with Merrill Lynch & Co. as it formulates the company's strategic alternatives for its non-European operations.

INTERIM MANAGEMENT
The Board has made changes to the company's interim management team, and the Compensation Committee has reduced the overall compensation packages for Mr. Weissenborn and Keith Maib, while further aligning management and shareholder interests. Mr. Weissenborn will continue to serve as interim President and Chief Executive Officer. The Board noted it had interviewed several other potential interim Chief Executive Officers, but concluded that Mr. Weissenborn's management consulting experience, combined with his substantial knowledge of Sunterra's operations and understanding of the timeshare business, makes him uniquely qualified to lead the company through this transitional period. However, the Board decided, and Mackinac Partners, LLC agreed to substantially reduce the overall compensation package in respect of Mr. Weissenborn's services. Mackinac's incentive fee is tied to Sunterra's stock price and will be zero unless and until the price is at least $15 per share.

The Board is also pleased to announce the appointment of Steven Varner as interim Chief Operating Officer. Mr. Varner is a managing director of Alvarez & Marsal, the independent global professional services firm specializing in business performance improvement that Sunterra engaged to assist in the implementation of its strategic alternatives plan and various business initiatives that are intended to maximize the performance of the North American operations. Mr. Varner has over 16 years of experience advising boards of directors and investors, and has a significant record of assisting in successful financial and operational improvement programs, including substantial experience in the consumer-branded products and services industries. Prior to joining Alvarez & Marsal, Mr. Varner was a non-CPA partner with Deloitte & Touche LLP and Arthur Andersen LLP. He has significant experience with public accounting firms and companies that require re-auditing or restatements, which will be necessary to re-establish Sunterra as a reporting company. Like the new arrangement with Mackinac, Alvarez & Marsal's incentive compensation is tied to clearly defined metrics reflecting Sunterra's stock price at not less than $15 per share.

Keith Maib, Sunterra's former Executive Vice President and Chief Operating Officer, will remain with the company on a transitional basis. He will assume some of the responsibilities of former Chief Marketing Officer David Lucas, as well as other projects on an as-needed basis. Mr. Maib's total compensation package has also been reduced substantially.

The company will be filing a Form 8-K with the Securities and Exchange Commission relating to the management compensation agreements.

Additionally, Sunterra recently began a recruiting process designed to attract qualified timeshare and leisure professionals to join its senior management team on a permanent basis, including filling the chief executive officer and chief marketing officer positions.

ABOUT SUNTERRA
Sunterra is one of the world's largest vacation ownership companies with more than 318,000 owner families and nearly 100 branded or affiliated vacation ownership resorts throughout the continental United States and Hawaii, Canada, Europe, the Caribbean and Mexico. Sunterra news releases, as well as additional news and information on the company, can be found at www.sunterra.com.

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FORWARD-LOOKING STATEMENTS; RISKS AND UNCERTAINTIES
Statements contained in this document that disclose the Company's or management's intentions, expectations or predictions of the future are forward-looking statements within the meaning of the Private Securities Litigation Reform Act. The Company cautions that these statements involve risks and uncertainties and other factors that may cause results to differ materially from those anticipated at the time such statements are made. For example, future results, performance and achievements may be affected by our ability to


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successfully implement our strategic, operational and marketing plan including the cost reduction plan of our European operations, the actual amount of the pretax restructuring charge, the actual amount of the cash expenditures associated with the restructuring plan, general economic conditions, including a global economic downturn, the impact of war and terrorist activity, business and financing conditions, foreign exchange fluctuations, governmental and regulatory actions, the cyclicality of the vacation ownership industry, relationships with key employees, domestic and international political and geopolitical conditions, competition, downturns in leisure travel patterns, risk associated with the level and structure of our indebtedness, risk associated with potential acquisitions and dispositions and other circumstances and uncertainties. In addition, potential risks and uncertainties include, among other things: (1) the results of the Audit and Compliance Committee investigation and review of the allegations; (2) expectations as to the timing of the completion of such investigation by the Committee and its independent counsel and any remedial actions recommended by the Committee, the Company's review, restatement and filing of its previously issued financial statements and its assessment of the effectiveness of disclosure controls and procedures and internal control over financial reporting, the review and filing of the Company's Form 10-Q for the fiscal quarters ended March 31, 2006 and June 30, 2006, and the issuance of interim financial results for the Company; (3) expectations as to the timing of engaging a new independent registered public accounting firm and as to the level of cooperation from the Company's former accounting firm; (4) the effects of the delisting of the Company's common stock from The Nasdaq National Market and removal of the Company's warrants from the OTC Bulletin Board and the quotation of the Company's common stock and warrants in the "Pink Sheets," including any adverse effects relating to the trading of the stock or warrants due to, among other things, the absence of market makers; (5) the effects of any required restatement adjustments to previously issued financial statements and possible material weaknesses in internal control over financial reporting; (6) the effects of any lawsuits or governmental investigations alleging among other things, violations of federal securities laws, by the Company or any of its directors or executive officers; (7) the possibility that any default under the Company's financing arrangements, including our Senior Finance Facility and Senior Subordinated Convertible Notes, could cause acceleration of repayment of the entire principal amounts and accrued interest on such arrangements; (8) the effects of new accounting pronouncements; (9) personnel changes may adversely affect the Company's business; (10) the undertaking of any transaction or transactions resulting from its Board of Directors' decision to sell Sunterra Europe and its consideration of strategic alternatives with respect to Sunterra,, and there can be no assurance that any transaction or transactions will occur or, if undertaken, the terms or timing of such a transaction or transactions; and (11) additional risks and uncertainties and important factors described in the Company's other press releases and in the Company's filings with the Securities and Exchange Commission, including our most recent annual report on Form 10-K and quarterly report on Form 10-Q. Although we believe the expectations reflected in such forward-looking statements are based upon reasonable assumptions, we can give no assurance that our expectations will be attained or that results will not materially differ. We undertake no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise, except as may be required by law.






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